EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------



The Board of Directors
CNS, Inc.:


         We consent to the use of our report incorporated herein by reference.


                                  /s/ KPMG LLP


Minneapolis, MN
August 24, 2001